 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2015

ExeLED HOLDINGS INC.

 (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-28562 (Commission File Number)	94-2857548 (IRS Employer Identification No.)

4885 Ward Road Wheat Ridge, Colorado (Address of principal executive offices)	80033 (Zip Code)

Registrant’s telephone number, including area code: (720) 963-8055

ENERGIE HOLDINGS, INC.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 30, 2015, Energie Holdings, Inc. (the “Company”) filed Articles of Amendment (the “Amendment”) with the Secretary of State of Delaware to change the Company’s name from “Energie Holdings, Inc.” to “ExeLED Holdings Inc.” (the “Name Change”). The Company is in the process of filing notification of the Name Change (the “Notification”) with the Financial Industry Regulatory Authority (“FINRA”). The market effective date will occur upon completion of the FINRA Notification. The Company expects this Notification to be complete within the next week.

A copy of the Amendment effecting the Name Change is attached hereto as Exhibit 3.1.

Item 9.01 .	Financial Statements and Exhibits

	(c)	Exhibits

	Exhibit No.	Description
	3.1	Articles of Amendment of ExeLED Holdings Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2015	ExeLED Holdings Inc. By: /s/ Harold Hansen
Name: Harold Hansen Position: Chief Executive Officer